Income tax	12 Months Ended
Dec. 31, 2020
Disclosure Of Income Tax [Abstract]
Income tax

11       Income tax

	2020	2019	2018
Current income tax	490	(48,425)	(39,100)
Deferred income tax	13,805	31,346	24,999
	14,295	(17,079)	(14,101)

The income tax expense differs from the theoretical amount that would arise using the tax rate in each country as follows:

	2020	2019	2018

(Loss) / Income before income tax	(376,188)	11,259	3,502
Tax benefit calculated for each company	110,056	4,978	11,008
Adjustments
Non-taxable income	10,079	30,387	20,455
Expenses related to non-taxable income	(19,725)	(20,732)	(16,960)
Non-deductible expenses	(5,831)	(6,811)	(9,803)
Effect of tax inflation adjustment (2)	(25,680)	(31,202)	—
Effect of inflation adjustment	(9,480)	3,332	(20,152)
Effect of asset revaluation for tax purposes (1)	44,423	70,544	—
Asset revaluation for tax purpose - Current tax (1)	—	(11,876)	—
Unrecognized deferred taxes (3)	(86,199)	(52,078)	(4,435)
Other	(3,348)	(3,621)	5,786
Income tax	14,295	(17,079)	(14,101)

(1) On December 29, 2017, the National Executive Office of Argentina issued Law 27.430 - Income Tax. This law introduced several changes in the treatment of income tax as the gradual reduction from 35% to 30% for fiscal years starting from January 1, 2018 until December 31, 2019 and to 25% for fiscal years beginning on or after January 1, 2020, inclusive. On December 23, 2019, through Law No. 27.541, the income tax rate reduction established by Law 27.430 was suspended until fiscal years beginning January 1, 2021, inclusive, establishing that for the suspension period the rate will be 30%.

These adjustments correspond to the asset revaluation for tax purpose included in Law No. 27.430 of Argentina. As of March 29, 2019, AA2000 start exercising the option of the asset revaluation for tax purpose, fiscal period 2017, generating an accumulated deferred tax gain of USD 70,544, as well as a special current tax charge of USD 11,876 for the adherence to that option.

(2) In order to determine the net taxable income of AA2000 at the end of this year, the tax inflation adjustment determined in accordance with articles No. 95 to No. 98 of the income tax law has been incorporated into the tax results for a total amount of USD 25,680 (USD 31,202 as of December 31, 2019), due to the fact that as of December 31, 2020 and 2019 the price index variation has already exceeded 15% and 30%, respectively. Likewise, the income tax law allows the deferral of the charge generated by the tax inflation adjustment in six consecutive years, as a result, USD 4,278 (USD 6,044 as of December 31, 2019) was recognized in current tax liabilities and USD 21,402 (USD 25,158  as of December 31, 2019) as deferred tax liabilities.

(3) Mainly temporary differences for which no deferred income tax has been recognized from Brazilian concessions. As of December 31, 2020, deferred tax assets on tax loss carry forwards from Brazilian concessions for a total amount of USD 54.2 million have been unrecognized because there is not sufficient evidence that there will be enough future taxable profits to use such tax losses.